NORTHEAST INVESTORS TRUST

Paying Dividends for Over 70 Years

"Our active and distinct approach to high-yield investing has produced consistent quarterly dividends for over 70 years."

– Bruce H. Monrad, Portfolio Manager

WHAT WE ARE

Northeast Investors Trust (the "Trust") is a no-load fixed income mutual fund that seeks to generate income and build wealth for the long run. The Trust invests primarily in domestic high-yield bonds, with a buy-and-hold mindset. But our managers also have the flexibility to look beyond the high-yield universe—and invest a portion of the fund in other types of debt, preferred stock, common shares, and convertible securities.

At Northeast Investors Trust, we've demonstrated we know how to generate income and build wealth for the long run. Launched in 1950, the Trust is one of the oldest bond mutual funds in the country. Our portfolio management team, who each have their own money invested in the fund, are long tenured in fixed income management and have experience generating income throughout a variety of market cycles and conditions, including rising interest rate environments.

WHO WE ARE

Bruce H. Monrad

Chairman, Trustee, and Portfolio Manager

Tenure with Fund: 30+ years

B.A., Harvard College, Magna Cum Laude

M.B.A., Harvard Business School

Prior experience: Financial analyst for Prudential-Bache Securities

Serves on the Investment Committee of the Isabella Stewart Gardner Museum

Chapin P. Mechem, CFA

Vice President and Portfolio Manager

Tenure with Fund: 18 years

B.A., University of Vermont

M.B.A., Boston College

Prior experience: Client relationship manager at Northeast Investment Management, and Research analyst at Russell Reynolds Associates

OUR APPROACH

We buy and hold. Northeast Investors Trust approaches investing through a long-term lens. That's why our fund has historically had a lower portfolio turnover rate than its high-yield bond fund peers.

We are nimble. Unlike many high yield funds that must stick with bonds of a certain size, rating, or maturity, Northeast Investors Trust can look at all corners of the high-yield universe. Our fund can invest in a variety of marketable securities—with the exception of derivatives—that our manager believes can deliver substantial and reliable income.

We are deep value investors. Our managers look for investments offering the best risk/reward characteristics at the most attractive prices—even if that means investing in overlooked or beaten-down areas. This may include lower-rated debt as well as smaller, less-followed issues that the industry's largest funds cannot participate in because of their size.

We make concentrated investments. In the high-yield universe, where credit quality is a concern, less is often more. Northeast Investors Trust does not believe the way to reduce credit risk is to simply hold hundreds of non-investment grade securities. Instead, our manager believes safety is derived from thoroughly vetting, analyzing, and monitoring a smaller set of bonds in which they have the highest conviction.

We are disciplined. Many funds own securities to mimic or hug a market benchmark for performance reasons. Our manager will only invest if they truly believe in the investment. That's because in addition to managing the fund, they are sizable investors so their interests are aligned with yours.

NORTHEAST INVESTORS TRUST

125 High Street, Suite 1802, Boston, MA 02110 | 800.225.6704 phone | 617.742.5666 fax | www.northeastinvestors.com

NORTHEAST INVESTORS TRUST

Paying Dividends for Over 70 Years

OUR PROCESS

At Northeast Investors Trust, we try not to lose sight of the forest from the trees. That's why we look at investments differently—from multiple angles and with the broadest vantage point.

We start by thinking like "generalists." At many fund companies, managers cut their teeth as sector analysts before getting promoted. That can be great experience, but it also tends to anchor or bias the management team's point of view, directing them to sectors they are most familiar with. The Trust doesn't believe in coloring its managers judgement. By focusing on the big picture, our managers can be objective in determining the best ways to allocate the Trust's assets.

Similarly, many funds make their investment decisions based on one method—either "bottom up" research, where managers focus only on the specific attributes of individual securities, or "top down" analysis, where they assess the broad state of the economy or sectors, and then look for securities that will benefit from the trends they identify.

At Northeast Investors Trust, we do both. We quantitatively assess securities from a bottom up perspective, but we overlay that deep research with broad assessments of the macro economy and market sectors that helps inform our managers' decision-making.

We also go to great lengths to diversify our strategy. Many funds will focus on one area of the market, because that's where they have the most expertise or experience. We don't pigeonhole ourselves. We go to where the best values are—across the credit quality spectrum and at both the short- and long-end of the yield curve. By mixing it up, our managers can seek higher yields across the overall portfolio without exposing the fund to excessive credit risk.

Broad and balanced. Bottom-up and top-down. Willing to invest in conservative and unorthodox securities. This flexibility is what has allowed Northeast Investors Trust to consistently deliver for shareholders for more than half a century. And it's a strategy that continues to pay dividends.


"We're not just long-tenured managers of the fund.
We're long-term investors in it."
– Bruce H. Monrad, Portfolio Manager

WHAT SETS US APART

Experience

We understand the importance of long-term investing because we've been investing for such a long time. Our fund has reliably produced dividends for its shareholders since 1951.

Focus

Northeast Investors runs just one mutual fund, allowing our managers to focus on a single goal. And those managers, in turn, can concentrate their efforts on a primary objective—to consistently generate income for shareholders.

Flexibility

Unlike some high yield funds and ETF's that are tethered to a rigid benchmark, the Trust has the freedom to invest in sectors and securities in which its managers have the most conviction, regardless of bond ratings or maturities.

Mutual Fund investing involves risk. The Trust invests in lower rated debt securities which may be subject to increased market volatility based on factors such as: the ability of an issuer to make current interest payments, the potential for principal loss if an issuer declares bankruptcy, and the potential difficulty in disposing of certain securities in a timely manner at a desired price and therefore can present an increased risk of investment loss. Diversification does not eliminate the risk of experiencing investment losses.

Past Performance does not guarantee future results, and an investment in the Trust is not guaranteed. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that quoted. Additional performance data may be obtained by calling 1-800-225-6704. or by visiting http://northeastinvestors.com/fund/performance-information.

Falling interest rates and bond defaults may negatively impact the Trust's distributable income. In addition, during periods of declining interest rates, higher yield securities may be called and the Trust may be unable to reinvest those proceeds in similar yielding securities. Therefore, shareholders should expect the Trust's quarterly dividend distributions to decline under these circumstances. The Trust is generally for investors with longer-term investment horizons, and should not be used for short-term trading purposes. An investment in the Trust involves risk and should be part of a balanced investment program.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information about the Trust is contained in the prospectus or summary prospectus, either of which may be obtained by calling 1-800-225-6704 or by visiting www.northeastinvestors.com. Please read either one carefully before investing.

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